UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2022
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bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On January 18, 2022, bluebird bio, Inc. (“bluebird” or the “Company”) announced that the U.S. Food and Drug Administration (FDA) has extended the review period for the biologics licensing applications (BLA) for its lentiviral vector gene therapies – betibeglogene autotemcel (beti-cel) for β-thalassemia and elivaldogene autotemcel (eli-cel) for cerebral adrenoleukodystrophy (CALD). The revised PDUFA goal dates for beti-cel and eli-cel are August 19, 2022 and September 16, 2022, respectively. The FDA extended the PDUFA goal dates for beti-cel and eli-cel to allow time to review additional clinical information previously submitted by bluebird in response to FDA information requests as part of its ongoing reviews. The information was deemed a major amendment. The extension of the FDA review timeline does not relate to new safety events for either beti-cel or eli-cel.

bluebird also provided an update on the FDA’s partial clinical hold for the lovotibeglogene autotemcel (lovo-cel) gene therapy clinical program for patients under the age of 18 with sickle cell disease. Consistent with the FDA’s clinical hold process, the Company has received written questions from the FDA and is continuing to evaluate what impact, if any, the partial clinical hold may have on its projected Q1 2023 timing for submitting the BLA. bluebird plans to provide an update with its annual results in February.

The full text of bluebird’s press release regarding these announcements are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on January 18, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2022	bluebird bio, Inc.

	By:	/s/ Helen C. Fu
Helen C. Fu
Senior Vice President, General Counsel and Secretary